SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2002


                        Commission File Number: 000-32021

                                  Centrex, Inc.
                 (Name of Small Business Issuer in its charter)

          Oklahoma                                          73-1554121
          --------                                          ----------
(State or other jurisdiction of                       (IRS Employer I.D. No.)
 incorporation or organization)

                        8908 South Yale Avenue, Suite 409
                           Tulsa, Oklahoma 74137-3545
              (Address of principal executive offices and Zip Code)

                                 (918) 481-0167
              (Registrant's telephone number, including area code)



                                  With copy to:
                             Ronald C. Kaufman, Esq.
                              Kaufman & Associates
                            610 South Main, Suite 210
                                 Tulsa, OK 74119
                                  918-584-4463

Item 5.  Other Events.

On February 1, 2002, the Company announced in a press release the appointment of Dr. Thomas Coughlin as the Company's CEO and Director and the resignation of Mr. Gifford Mabie as the Company's officer and director. There were no disagreements between Mr. Mabie and the Company on any matter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         Exhibit No.       Description
         99.1              Press release dated February 1, 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CENTREX, INC.

                                 /s/ Thomas R. Coughlin, Jr.
                                 -------------------------------------
                                 By:  Dr. Thomas R. Coughlin, Jr.
                                      Chief Executive Officer


DATED:  February 4, 2002